EXHIBIT 10.3


                 COLLATERAL ASSIGNMENT OF PATENTS AND TRADEMARKS
                 -----------------------------------------------
                             AND SECURITY AGREEMENT
                             ----------------------

     This Assignment is made this 29th day of April, 2003, by and between International Dispensing Corporation, a Delaware corporation with its principal place of business at 1111 Benfield Boulevard, Suite 230, Millersville, Maryland 21108 ("Assignor") and the lenders identified on the attached Exhibit A (collectively referred to herein as the "Secured Party").

                                   BACKGROUND

     The Secured Party shall lend to the Debtor the aggregate principal amount of Six Hundred Fifty Thousand Dollars and 00/100 Dollars ($650,000) (the "Loan"), pursuant to the terms of that certain Loan Agreement which Loan shall be evidenced by a Secured Term Promissory Note(s) (collectively, the "Note"). In order to induce Lender make the loan to be evidenced by the Note, the Debtor has agreed to deliver this Collateral Assignment of Patents and Trademarks and Security Agreement and enter into a certain Security Agreement granting the Lender a security interest in all of the Assignor's assets.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. To secure the complete and timely satisfaction of all Obligations (such term, as used herein, shall have the same meaning as provided in the Note and the Security Agreement) of the Assignor to the Lender, Assignor hereby assigns, pledges and grants to the Lender a continuing security interest in and to the Assignor's right, title and interest in and to the patent applications, patents, trademarks and trademark applications listed in Exhibit B hereto, including without limitation all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively, the "Patents and Trademarks").

     2.   Assignor covenants and warrants that:

          (a) The Patents and Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

          (b) Each of the Patents and Trademarks is valid and enforceable and Assignor has notified Lender in writing of all prior art (including public uses and sales) of which it is aware;

          (c) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents and Trademarks, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by Assignor not to sue third persons;

          (d) Assignor has the unqualified right to enter into this Assignment and perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents and consultants which will enable it to comply with the covenants herein contained; and

          (e) EXHIBIT B sets forth each Patent and Trademark owned by the Assignor.

     3. Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Assignor's obligations under this Assignment, without Lender's prior written consent.

     4. If, before the Obligations shall have been satisfied in full, Assignor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application, patent, trademark or trademark applications for any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent and Trademark or any improvement on any Patent

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and Trademark, the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give to Lender prompt notice thereof in writing.

     5. Assignor authorizes Lender to modify this Assignment by amending Exhibit B to include any future patents and patent applications, trademarks and trademark applications which are Patents and Trademarks under paragraph 1 or paragraph 4 hereof.

     6. Unless and until there shall have occurred and be continuing an Event of Default (as such term is used in the Note and/or the Security Agreement), Lender hereby grants to Assignor the exclusive, non-transferable right and license to make, have made, use and sell the inventions disclosed and claimed in the Patents and Trademarks for Assignor's own benefit and account and for none other. Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Assignor in this paragraph 6, without the prior written consent of Lender.

     7. If any Event of Default shall have occurred and be continuing, Assignor's license under the Patents and Trademarks as set forth in paragraph 6, shall terminate forthwith, and Lender shall have, in addition to all other rights and remedies given it by this Assignment, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents and Trademarks may be located and, without limiting the generality of the foregoing, Lender may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Patents and Trademarks, or any interest which Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents and Trademarks all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to Assignor. Notice of any sale or other disposition of the Patents and Trademarks shall be given to Assignor at least five (5) days before the time of any intended public or private sale or other disposition of the Patents and Trademarks is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any holder of any of the Note or Lender may, to the extent permissible under applicable law, purchase the whole or any part of the Patents and Trademarks sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

     8. At such time as Assignor shall completely satisfy all of the Obligations, Lender shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Patents and Trademarks, subject to any disposition thereof which may have been made by Lender pursuant hereto.

     9. Any and all fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' fees and legal expenses, incurred by Lender in connection with the preparation of this Assignment and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining, preserving the Patents and Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents and Trademarks, shall be borne and paid by Assignor on demand by Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the Note.

     10. Assignor shall have the duty, through counsel acceptable to Lender, to prosecute diligently any patent application of the Patents and Trademarks pending as of the date of this Assignment or thereafter until the Obligations shall have been paid in full, to make application on unpatented but patentable inventions and to preserve and maintain all rights in patent applications and patents of the Patents and Trademarks. Any expenses incurred in connection with such an application shall be borne by Assignor. Assignor shall not abandon any right to file a patent application, or any pending patent application or patent without the consent of Lender, which consent shall not be unreasonably withheld.

     11. Lender shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Patents and Trademarks and any license thereunder, in which event Assignor shall at the request of Lender do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement and Assignor shall promptly, upon demand, reimburse and indemnify Lender for all costs and expenses incurred by Lender in the exercise of its rights under this paragraph 11.

     12. No course of dealing between Assignor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor

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

shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. All of Lender's rights and remedies with respect to the Patents and Trademarks, whether established hereby or by the any of Loan Documents, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

     14. The provisions of this Assignment are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Assignment in any jurisdiction.

     15. This Assignment is subject to modification only by a writing signed by the parties, except as provided in paragraph 5.

     16. The benefits and burdens of this Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

     17. The validity and interpretation of this Assignment and the rights and obligations of the parties shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed under seal as of the date first-above written.


                                         INTERNATIONAL DISPENSING CORPORATION


/s/ Edwin S. Tharp                           By: /s/ Gary Allanson
--------------------------                      -----------------------
Witness                                         Title: President
Edwin S. Tharp

                                         SECURED PARTY
                                         By their Authorized Agent

/s/ Carol Inamdar                            /s/ Gregory Abbott
--------------------------                   -----------------------
Witness                                      Gregory Abbott
Carol Inamdar






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

In Millersville, on this 29th day of April, 2003, personally appeared before me Gary Allanson, the President of International Dispensing Corporation, known to me and known by me to be the party executing the foregoing instrument, and he acknowledged said instrument by him subscribed to be his free act and deed and the free act and deed of International Dispensing Corporation.

                                        /s/Constance A. Reynolds
                                        Notary Public
                                        My Commission Expires: August 1, 2003



STATE OF      Maryland

COUNTY OF     Anne Arundel


In New York City , on this 29th day of April, 2003, personally appeared before me Gregory Abbott, known to me and known by me to be the party executing the foregoing instrument, and he acknowledged said instrument by him subscribed to be his free act.

                                        /s/  Carol A. Inamdar
                                        Notary Public
                                        My Commission Expires: May 18, 2006


STATE OF      New York

COUNTY OF     Queens County







                                       33
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EXHIBIT A
---------


Gregory Abbott                      $250,000
George Abbott Marital Trust         $125,000
Juliet Shield                       $ 25,000
Michael Azeez                       $125,000
Simpson Community Trust             $125,000


















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                                    EXHIBIT B
                                    ---------


TRADEMARK                                 SERIAL NO./REGISTRATION NO.
---------------------------------------------------------------------

FAST CLICK                                         76362841


PATENT                                     APPLICATION NO./REGISTRATION NO.
---------------------------------------------------------------------------

STORAGE AND DISPENSING CARAFE              D469,018

DISPOSABLE STORAGE AND
DISPENSING CARAFE                          6,375,040

DISPENSING VALVE FOR FLUIDS                6,491,189


















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